UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04052

Legg Mason Partners Money Market Trust
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544
          or
Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: August 31
Date of reporting period: August 31, 2009

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / AUGUST 31, 2009

Western Asset / CitiSM Connecticut Tax Free Reserves

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objectives are to provide shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes*, preservation of capital and liquidity.
*

A portion of the income may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Consult your personal tax adviser or legal adviser.

Fund name change

Prior to June 1, 2009, the Fund operated under the name CitiSM Connecticut Tax Free Reserves. The Fund’s investment objective and investment policies remained unchanged.

What’s inside

Letter from the chairman	I
Fund overview	1
Fund at a glance	5
Fund expenses	6
Schedule of investments	8
Statement of assets and liabilities	14
Statement of operations	15
Statements of changes in net assets	16
Financial highlights	17
Notes to financial statements	20
Report of independent registered public accounting firm	31
Additional information	32
Important tax information	40

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason in the name of funds. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund referenced herein are not bank deposits or obligations of Citibank.

Letter from the chairman

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy remained weak during the twelve-month reporting period ended August 31, 2009, there were indications that the worst may be over. Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2008 U.S. gross domestic product (“GDP”)[i] contracted 2.7% and 5.4%, respectively. The economic contraction accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the news was relatively better during the second quarter, as GDP declined 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending.

The U.S. recession, which began in December 2007, now has the dubious distinction of being the lengthiest since the Great Depression. Contributing to the economy’s troubles has been extreme weakness in the labor market. Since December 2007, approximately 7.4 million jobs have been shed and we have experienced twenty consecutive months of job losses. In addition, the unemployment rate, reported as 9.7% in August 2009, reached its highest level since June 1983.

Another strain on the economy, the housing market, may finally be getting closer to reaching a bottom. After plunging late in 2008, new single-family home starts have been fairly stable and sales of single-family homes increased for the fourth straight month in July 2009. In addition, while home prices have continued to fall, the pace of the decline has generally moderated. Other recent economic news also seemed to be “less negative” or, in some cases, actually positive. For example, job losses in August were 216,000, less than the 276,000 jobs shed the prior month and substantially lower than the monthly losses earlier in the year. Elsewhere, inflation remained low, manufacturing expanded in August for the first time in eighteen months and durable goods orders in July posted their largest increase in two years.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiii from 5.25% in August 2007 to a range of 0 to 1/4 percent

Western Asset / CitiSM Connecticut Tax Free Reserves | I

Letter from the chairman continued

in December 2008—a historic low—the Fed has maintained this stance thus far in 2009. In conjunction with its August 2009 meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to maintaining extremely low short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

During the twelve-month reporting period ended August 31, 2009, both short-and long-term Treasury yields experienced periods of extreme volatility. When the period began, two- and ten-year Treasury yields were 2.36% and 3.83%, respectively. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was

II | Western Asset / CitiSM Connecticut Tax Free Reserves

particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. When the first half of the reporting period ended on February 28, 2009, two- and ten-year Treasury yields were 1.00% and 3.02%, respectively. During the second half of the period, Treasury yields generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 0.97% and 3.40%, respectively. In a reversal from 2008, investor risk aversion faded as the twelve-month reporting period progressed, driving spread sector (non-Treasury) prices higher.

During the reporting period, the yields available from tax-exempt money market instruments fluctuated and ultimately moved lower.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid – sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Western Asset / CitiSM Connecticut Tax Free Reserves | III

Letter from the chairman continued

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 30, 2009

[i] Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV | Western Asset / CitiSM Connecticut Tax Free Reserves

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide its shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes, preservation of capital and liquidity.

Under normal market conditions, the Fund invests at least 80% of its assets in short-term, high-quality municipal obligations and interests in municipal obligations (“Connecticut municipal securities”) whose interest is exempt from both federal income tax, including the alternative minimum tax (“AMT”), and Connecticut personal income taxes. Connecticut municipal securities include debt obligations issued by the state of Connecticut and its political subdivisions, agencies and public authorities, certain other qualifying government issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities.

Subject to this 80% policy, the Fund may purchase municipal obligations whose interest is subject to Connecticut personal income taxes and/or the AMT and other high-quality securities that pay interest that is subject to state and federal income taxes. The Fund may invest more than 25% of its assets in participation interests in Connecticut municipal securities that are issued by banks and/or backed by bank obligations.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the fixed-income market experienced periods of heightened volatility. Changing perceptions regarding the economy, deflation, inflation and future Federal Reserve Board (“Fed”)[i] monetary policy caused bond prices to fluctuate.

As the reporting period began, we were in the midst of a “flight to quality,” triggered by the seizing credit markets. Investor risk aversion intensified through December 2008, given the severe disruptions in the global financial markets. During this time, investors were drawn to the relative safety of shorter-term Treasuries, driving their yields down to historically low levels. In contrast, riskier portions of the fixed-income market generally performed poorly, as spreads in many sectors widened to record high levels.

Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report | 1

Fund overview continued

Overall, longer-term Treasury yields moved higher from January 2009 through the end of the fiscal year. This was due to less demand for these securities as risk aversion abated and concerns regarding the massive amount of new Treasury issuance that would be needed to fund the economic stimulus package. In contrast, U.S. Treasury bill yields declined during the period, given the strong demand for quality and liquidity.

In terms of money market securities, they also experienced periods of volatility during the fiscal year. Money market yields spiked in October 2008 as the financial crisis peaked. As the period progressed, the credit markets showed signs of thawing and global confidence returned to the market as evidenced by a significant improvement in short-term risk indices. Looking at the fiscal year as a whole, the yields available from money market securities fell sharply as central banks in the U.S. and abroad lowered interest rates in a coordinated attempt to stimulate economic growth and improve liquidity in the financial system.

With respect to the state of Connecticut, its budget was late this year, reflecting the stress that the state is suffering financially. While Connecticut entered the recession with fairly substantial reserves, the state expects budget shortfalls during the next two years. However, the state’s current unemployment rate is lower than the national average and it is among the wealthiest states in the U.S. It is also important to note that, historically, Connecticut has been cyclical in terms of its revenue structure. A recovery in the capital markets would be beneficial for the state’s overall financial situation.

Q. How did we respond to these changing market conditions?

A. We maintained a conservative stance and positioned the portfolio to have above-average liquidity as investors began to move money out of prime and tax-exempt funds and into Treasury-only money market funds. In particular, we maintained a significant exposure to top-tier Variable Rate Demand Notes (“VRDNs”)ii. We also sought to eliminate VRDNs that were issued by financial institutions with what we believed to be weaker capital structures.

Given the flat money market yield curveiii, it was generally not advantageous to move further out on the curve, as we did not believe we were being rewarded for the incremental risks. That said, we occasionally identified somewhat longer-dated money market paper from solid providers that allowed us to capture higher yields for the Fund during the reporting period.

2 | Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report

Performance review

As of August 31, 2009, the seven-day current yield for Class N shares of Western Asset / CitiSM Connecticut Tax Free Reserves was 0.01% and the seven-day effective yield, which reflects compounding, was 0.01%.1

Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the seven-day current yield would have been -0.72% and the seven-day effective yield would have been -0.71%.

Certain investors may be subject to the AMT, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

WESTERN ASSET / CITISM CONNECTICUT TAX FREE RESERVES Yields as of August 31, 2009 (unaudited)
	Seven-Day Current Yield[1]	Seven-Day Effective Yield[1]

Class N Shares	0.01%	0.01%

Western Asset Connecticut Money Market Class A Shares	0.01%	0.01%

Western Asset Connecticut Money Market Class I Shares	0.01%	0.01%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the seven-day current yield and the seven-day effective yield for Class N shares would have been -0.72% and -0.71%, respectively; the seven-day current yield and the seven-day effective yield for Western Asset Connecticut Money Market Class A shares would have been -0.50%; and the seven-day current yield and the seven-day effective yield for Western Asset Connecticut Money Market Class I shares would have been -0.56%.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report | 3

Fund overview continued

Q. What were the most significant factors affecting Fund performance?

A. To help achieve our goal of maintaining liquidity and preservation of capital, we maintained our strategy of investing in higher-quality municipal money market securities. Given the issues surrounding the financial markets and economy, safeguarding our shareholders’ investments remained paramount.

While our exposure to high-quality VRDNs was beneficial in terms of providing liquidity and preserving capital, we continued to see significant price disconnects between VRDNs secured by weaker institutions and VRDNs secured by well-capitalized financial institutions. The better secured VRDNs that we held, which were considerably more liquid, were in strong demand by money market funds and offered lower yields than riskier securities. As a result, these positions served to reduce the Fund’s yield during the fiscal year.

Thank you for your investment in Western Asset / CitiSM Connecticut Tax Free Reserves. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 15, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund. Please see the Fund’s prospectus for more information on these and other risks.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	Variable Rate Demand Notes (“VRDNs”) are floating rate notes whose yields are pegged to short-term interest rates and may be sold back at par to the dealer/remarketing agent.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

4 | Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†

The bar graphs above represent the composition of the Fund’s investments as of August 31, 2009 and August 31, 2008. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report | 5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2009 and held for the six months ended August 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO†‡	EXPENSES PAID DURING THE PERIOD[3]

Class N	0.02%	$1,000.00	$1,000.20	0.58%	$2.92
Western Asset Connecticut
Money Market Class A	0.02	1,000.00	1,000.20	0.58	2.92
Western Asset Connecticut
Money Market Class I	0.03	1,000.00	1,000.30	0.54	2.72

[1]	For the six months ended August 31, 2009.

[2]

Assumes the reinvestment of all distributions at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

†	The Treasury Guarantee Program fees incurred by the Fund are included in the expense ratios. These fees are not covered by any expense cap currently in effect.

‡	In order to maintain a minimum yield of 0.01%, additional waivers were implemented.

6 | Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO†‡	EXPENSES PAID DURING THE PERIOD[2]

Class N	5.00%	$1,000.00	$1,022.28	0.58%	$2.96
Western Asset Connecticut
Money Market Class A	5.00	1,000.00	1,022.28	0.58	2.96
Western Asset Connecticut
Money Market Class I	5.00	1,000.00	1,022.48	0.54	2.75

[1]	For the six months ended August 31, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

†	The Treasury Guarantee Program fees incurred by the Fund are included in the expense ratios. These fees are not covered by any expense cap currently in effect.

‡	In order to maintain a minimum yield of 0.01%, additional waivers were implemented.

Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report | 7

Schedule of investments
August 31, 2009

WESTERN ASSET / CITISM CONNECTICUT TAX FREE RESERVES
FACE AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENTS — 101.8%

	Education — 32.6%
	Connecticut State, HEFA Revenue:
$980,000	Avon Old Farms School, LOC-Bank of America, 0.300%, 9/3/09(a)	$980,000
6,850,000	Choate Rosemary Hall, LOC-JPMorgan Chase, 0.210%, 9/3/09(a)	6,850,000
685,000	Greenwich Academy Inc., LOC-Wachovia Bank N.A.,
	0.200%, 9/2/09(a)	685,000
800,000	Klingberg Family Center, LOC-Allied Irish Bank PLC,
	0.300%, 9/3/09(a)	800,000
3,100,000	Ridgefield Academy, LOC-Bank of America, 0.300%, 9/3/09(a)	3,100,000
4,250,000	The Taft School, LOC-Wachovia Bank N.A., 0.470%, 9/2/09(a)	4,250,000
1,435,000	Trinity College, LOC-JPMorgan Chase, 0.240%, 9/3/09(a)	1,435,000
8,715,000	University of New Haven Inc., LOC-Wachovia Bank N.A.,
	0.250%, 9/3/09(a)	8,715,000
500,000	Wesleyan University, SPA-Bank of America N.A., 0.120%, 9/1/09(a)	500,000
4,455,000	Westover School, LOC-TD Banknorth, 0.240%, 9/3/09(a)	4,455,000
18,090,000	Yale University, 0.100%, 9/1/09(a)	18,090,000
4,000,000	Yale-New Haven Hospital, LOC-Bank of America N.A.,
	0.220%, 9/2/09(a)	4,000,000
10,000,000	YMCA of Metropolitan Hartford Inc., LOC-Bank of America N.A.,
	0.130%, 9/1/09(a)	10,000,000
3,700,000	Puerto Rico Industrial, Tourist Educational, Medical &
	Environmental Pollution Control Facilities Financing Authority,
	Ana G. Mendez University Systems Project, LOC-Banco
	Santander PR, 0.300%, 9/2/09(a)	3,700,000
7,345,000	University of Connecticut, 2.000% due 2/15/10	7,398,770

	Total Education	74,958,770

	General Obligation — 29.5%
2,515,000	Avon, CT, GO, BAN, 1.000% due 10/22/09	2,517,196
4,455,000	Branford, CT, GO, BAN, 2.000% due 9/8/10	4,523,518
	Commonwealth of Puerto Rico, GO:
950,000	FSA, SPA-Dexia Bank, 0.480%, 9/3/09(a)	950,000
300,000	FSA, SPA-Dexia Credit Local, 0.700%, 9/3/09(a)	300,000
2,000,000	Public Improvements, FSA, SPA-Dexia Bank, 0.480%, 9/3/09(a)	2,000,000
	Refunding, Public Improvements:
4,600,000	FSA, LOC-Wachovia Bank N.A., 0.100%, 9/1/09(a)	4,600,000
3,250,000	FSA, SPA-Dexia Credit Local, 0.100%, 9/1/09(a)	3,250,000
9,800,000	Connecticut State, GO, SPA-Landesbank Hessen-Thuringen,
	0.300%, 9/3/09(a)	9,800,000
5,400,000	Derby, CT, GO, BAN, 1.500% due 6/3/10	5,442,505
5,500,000	Killingly, CT, GO, BAN, 1.500% due 5/4/10	5,533,021
5,000,000	Middletown, CT, GO, BAN, 2.000% due 4/30/10	5,051,101
2,425,000	New Canaan, CT, GO, 3.000% due 4/1/10	2,460,069
1,000,000	New Haven, CT, GO, BAN, 2.000% due 2/15/10	1,004,495
4,100,000	Salisbury, CT, GO, BAN, 2.000% due 12/10/09	4,114,006
8,000,000	Trumbull, CT, GO, BAN, 1.500% due 9/10/09	8,001,789
3,535,000	Windsor, CT, GO, BAN, 1.500% due 6/24/10	3,562,366

See Notes to Financial Statements.

8 | Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report

WESTERN ASSET / CITISM CONNECTICUT TAX FREE RESERVES
FACE AMOUNT	SECURITY	VALUE

	General Obligation — 29.5% (continued)
$4,700,000	Wolcott, CT, GO, BAN, 2.250% due 8/9/10	$4,736,873

	Total General Obligation	67,846,939

	Health Care — 23.2%
	Connecticut State:
3,170,000	Development Authority Healthcare Revenue, Corporation
	Independent Living Project, LOC-HSBC Bank, 0.150%, 9/2/09(a)	3,170,000
	HEFA Revenue:
1,185,000	Charlotte Hungerford, LOC-Bank of America, 0.300%, 9/3/09(a)	1,185,000
8,045,000	Covenant Retirement, LOC-LaSalle Bank N.A., 0.180%, 9/3/09(a)	8,045,000
2,400,000	Greenwich Hospital, LOC-Bank of America N.A., 0.220%, 9/2/09(a)	2,400,000
1,275,000	Health Care Capital Asset, LOC-Fleet National Bank,
	0.300%, 9/2/09(a)	1,275,000
1,175,000	Mulberry Gardens, LOC-Bank of America N.A., 0.300%, 9/3/09(a)	1,175,000
1,000,000	University of New Haven, LOC-Wachovia Bank, 0.270%, 9/3/09(a)	1,000,000
11,400,000	Updates-Edgehill, LOC-KBC Bank NV, 0.130%, 9/1/09(a)	11,400,000
8,035,000	Wesleyan University, SPA-JPMorgan Chase, 0.300%, 9/2/09(a)	8,035,000
4,000,000	Yale-New Haven Hospital, LOC-JPMorgan Chase, 0.170%, 9/2/09(a)	4,000,000
6,000,000	University of Michigan, Revenue, Refunding, Hospital, 0.180%, 9/1/09(a)	6,000,000
5,700,000	Wisconsin State HEFA Revenue, Froedtert & Community Health,
	LOC-U.S. Bank N.A., 0.190%, 9/1/09(a)	5,700,000

	Total Health Care	53,385,000

	Housing: Multi-Family — 2.5%
5,700,000	Hartford Redevelopment Agency Mortgage Revenue, Refunding,
	Housing Underwood Tower Project, FSA, SPA-Societe Generale,
	0.470%, 9/3/09(a)	5,700,000

	Housing: Single Family — 0.7%
1,575,000	Connecticut State, HFA, CIL Realty Inc., LOC-HSBC Bank USA N.A.,
	0.220%, 9/3/09(a)	1,575,000

	Industrial Revenue — 2.4%
2,300,000	Connecticut State Development Authority, IDR, Northeast Foods Inc.
	Project, LOC-Bank of America, 0.330%, 9/3/09(a)(b)	2,300,000
	Valdez, AK, Marine Terminal Revenue, BP Pipelines Inc. Project:
1,200,000	0.080%, 9/1/09(a)	1,200,000
2,000,000	Refunding, 0.080%, 9/1/09(a)	2,000,000

	Total Industrial Revenue	5,500,000

	Life Care Systems — 0.4%
1,000,000	Connecticut State HEFA, Revenue, Jerome Home, LOC-Bank of America NA,
	0.330%, 9/3/09(a)	1,000,000

	Miscellaneous — 2.2%
5,000,000	New Haven, CT, TECP, LOC-Landesbank Hessen-Thuringen,
	0.300% due 9/14/09	5,000,000

See Notes to Financial Statements.

Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report | 9

Schedule of investments continued
August 31, 2009

WESTERN ASSET / CITISM CONNECTICUT TAX FREE RESERVES
FACE AMOUNT	SECURITY	VALUE

	Tax Allocation — 1.3%
$3,000,000	Commonwealth of Puerto Rico, GO, FSA, SPA-Dexia Credit Local,
	0.700%, 9/3/09(a)	$3,000,000

	Transportation — 2.5%
1,870,000	Capital City, EDA, SPA-Fleet National Bank, 0.380%, 9/2/09(a)	1,870,000
3,800,000	MTA, NY, Revenue, Transportation, LOC-Landesbank Hessen-Thuringen,
	0.160%, 9/1/09(a)	3,800,000
200,000	Oklahoma State Turnpike Authority Revenue, SPA-Lloyds TSB Bank PLC,
	0.100%, 9/1/09(a)	200,000

	Total Transportation	5,870,000

	Water & Sewer — 4.5%
	Connecticut State:
2,125,000	5.000% due 10/1/09	2,132,952
1,500,000	3.000% due 2/1/10	1,516,004
	New York City, NY, MFA Water & Sewer System Revenue:
3,900,000	Second General Resolution, Fiscal 2008, SPA-Fortis Bank SA,
	0.120%, 9/1/09(a)	3,900,000
2,800,000	SPA-Fortis Bank S.A., 0.150%, 9/1/09(a)	2,800,000

	Total Water & Sewer	10,348,956

	TOTAL INVESTMENTS—101.8% (Cost—$234,184,665#)	234,184,665
	Liabilities in Excess of Other Assets—(1.8)%	(4,208,774)

	TOTAL NET ASSETS—100.0%	$229,975,891

(a)

Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
BAN	—	Bond Anticipation Notes
CIL	—	Corporation for Independent Living
EDA	—	Economic Development Authority
FSA	—	Financial Security Assurance - Insured Bonds
GO	—	General Obligation
HEFA	—	Health & Educational Facilities Authority
HFA	—	Housing Finance Authority
IDR	—	Industrial Development Revenue
LOC	—	Letter of Credit
MFA	—	Municipal Finance Authority
MTA	—	Metropolitan Transportation Authority
SPA	—	Standby Bond Purchase Agreement - Insured Bonds
TECP	—	Tax Exempt Commercial Paper

See Notes to Financial Statements.

10 | Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report

WESTERN ASST / CITISM CONNECTICUT TAX FREE RESERVES

RATINGS TABLE* (unaudited)

S&P/Moody’s/Fitch**
A-1	52.8%
VMIG1	20.0
NR	11.9
SP-1	4.7
AA/Aa	3.2
AAA/Aaa	2.6
F1	2.4
MIG 1	2.4

100.0%

*	As a percentage of total investments.

**	S&P primary rating; Moody’s secondary, then Fitch.

See pages 12 and 13 for definitions of ratings.

See Notes to Financial Statements.

Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report | 11

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus  (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

12 | Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature— VRDO.

MIG 1	—	Moody’s highest rating for short-term municipal obligations.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report  | 13

Statement of assets and liabilities
August 31, 2009

ASSETS:
Investments, at value	$234,184,665
Cash	49,189
Interest receivable	288,226
Prepaid Treasury Guarantee Program fees (Note 11)	16,898
Receivable from investment manager	3,401
Prepaid expenses	41,933

Total Assets	234,584,312

LIABILITIES:
Payable for securities purchased	4,523,518
Distribution fees payable	18,328
Trustees’ fees payable	953
Distributions payable	794
Accrued expenses	64,828

Total Liabilities	4,608,421

TOTAL NET ASSETS	$229,975,891

NET ASSETS:
Par value (Note 6)	$2,300
Paid-in capital in excess of par value	229,973,436
Accumulated net realized gain on investments	155

TOTAL NET ASSETS	$229,975,891

Shares Outstanding:
Class N	74,145,752
Western Asset Connecticut Money Market Class A	134,676,483
Western Asset Connecticut Money Market Class I	21,153,500
Net Asset Value:
Class N	$1.00
Western Asset Connecticut Money Market Class A	$1.00
Western Asset Connecticut Money Market Class I	$1.00

See Notes to Financial Statements.

14 | Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report

Statement of operations
For the Year Ended August 31, 2009

INVESTMENT INCOME:
Interest	$3,842,009

EXPENSES:
Investment management fee (Note 2)	1,334,261
Distribution fees (Note 4)	404,460
Treasury Guarantee Program fees (Note 11)	143,014
Registration fees	76,562
Shareholder reports (Note 4)	43,017
Legal fees	37,062
Audit and tax	31,595
Transfer agent fees (Note 4)	26,739
Litigation fees (Notes 2 and 10)	12,952
Insurance	11,406
Trustees’ fees	4,052
Custody fees	3,526
Miscellaneous expenses	6,464

Total Expenses	2,135,110
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(314,716)

Net Expenses	1,820,394

NET INVESTMENT INCOME	2,021,615

INCREASE IN NET ASSETS FROM OPERATIONS	$2,021,615

See Notes to Financial Statements.

Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report | 15

Statements of changes in net assets

FOR THE YEARS ENDED AUGUST 31,	2009	2008

OPERATIONS:
Net investment income	$2,021,615	$8,348,401
Net realized gain	—	155

Increase in Net Assets From Operations	2,021,615	8,348,556

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(2,021,468)	(8,348,372)
Net realized gains	—	(92,787)

Decrease in Net Assets From Distributions to Shareholders	(2,021,468)	(8,441,159)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	976,524,229	1,220,903,462
Reinvestment of distributions	1,196,147	4,918,768
Cost of shares repurchased	(1,180,004,428)	(1,180,192,243)

Increase (Decrease) in Net Assets From Fund Share Transactions	(202,284,052)	45,629,987

INCREASE (DECREASE) IN NET ASSETS	(202,283,905)	45,537,384

NET ASSETS:
Beginning of year	432,259,796	386,722,412

End of year*	$229,975,891	$432,259,796

* Includes overdistributed net investment income of:	—	$(147)

See Notes to Financial Statements.

16 | Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31:

CLASS N SHARES	2009	2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

INCOME FROM OPERATIONS:
Net investment income	0.006	0.021	0.030	0.025	0.013
Net realized gain	—	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]

Total income from operations	0.006	0.021	0.030	0.025	0.013

LESS DISTRIBUTIONS FROM:
Net investment income	(0.006)	(0.021)	(0.030)	(0.025)	(0.013)
Net realized gains	—	(0.000)[1]	(0.000)[1]	—	—

Total distributions	(0.006)	(0.021)	(0.030)	(0.025)	(0.013)

NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	0.57%	2.07%	3.02%	2.48%	1.30%

NET ASSETS, END OF YEAR (000s)	$74,149	$125,590	$130,139	$134,764	$123,957

RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.83%[3,4]	0.74%[4]	0.78%[4,5]	0.83%[4]	0.80%
Net expenses[6,7]	0.62 [3,8]	0.58 [9]	0.61 [5,9]	0.63 [9]	0.65 [9]
Net investment income	0.63	2.02	2.98	2.47	1.31

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.79% and 0.58%, respectively.

[4]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.83%, 0.73%, 0.76% and 0.78% for the years ended August 31, 2009, 2008, 2007 and 2006, respectively.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.77% and 0.60%, respectively.

[6]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class N shares will not exceed 0.65%

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	In order to maintain a minimum yield of 0.01%, additional waivers were implemented.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report | 17

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31:

WESTERN ASSET CONNECTICUT MONEY MARKET CLASS A SHARES	2009	2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

INCOME FROM OPERATIONS:
Net investment income	0.006	0.020	0.030	0.025	0.013
Net realized gain	—	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]

Total income from operations	0.006	0.020	0.030	0.025	0.013

LESS DISTRIBUTIONS FROM:
Net investment income	(0.006)	(0.020)	(0.030)	(0.025)	(0.013)
Net realized gains	—	(0.000)[1]	(0.000)[1]	—	—

Total distributions	(0.006)	(0.020)	(0.030)	(0.025)	(0.013)

NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	0.57%	2.05%	3.01%	2.50%	1.31%

NET ASSETS, END OF YEAR (000s)	$134,674	$261,958	$224,181	$179,301	$127,635

RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.68%[3,4]	0.61%[4]	0.65%[4,5]	0.67%[4]	0.67%
Net expenses[6,7]	0.62 [3,8]	0.60 [9]	0.61 [5,9]	0.61 [9]	0.64 [9]
Net investment income	0.69	1.95	2.97	2.49	1.36

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.63% and 0.57%, respectively.

[4]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.68%, 0.60%, 0.63% and 0.62% for the years ended August 31, 2009, 2008, 2007 and 2006, respectively.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.65% and 0.61%, respectively.

[6]

As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Western Asset Connecticut Money Market Class A shares will not exceed 0.65%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	In order to maintain a minimum yield of 0.01%, additional waivers were implemented.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

18 | Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31:

WESTERN ASSET CONNECTICUT MONEY MARKET CLASS I SHARES	2009	2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

INCOME FROM OPERATIONS:
Net investment income	0.006	0.022	0.031	0.026	0.014
Net realized gain	—	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]

Total income from operations	0.006	0.022	0.031	0.026	0.014

LESS DISTRIBUTIONS FROM:
Net investment income	(0.006)	(0.022)	(0.031)	(0.026)	(0.014)
Net realized gains	—	(0.000)[1]	(0.000)[1]	—	—

Total distributions	(0.006)	(0.022)	(0.031)	(0.026)	(0.014)

NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	0.64%	2.18%	3.12%	2.61%	1.43%

NET ASSETS, END OF YEAR (000s)	$21,153	$44,712	$32,402	$36,339	$24,020

RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.60%[3,4]	0.49%[4]	0.56%[4,5]	0.57%[4]	0.52%
Net expenses[6,7]	0.54 [3,8]	0.48 [9]	0.51 [5,9]	0.50 [9]	0.52 [9]
Net investment income	0.81	2.07	3.07	2.58	1.40

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.53% and 0.47%, respectively.

[4]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.59%, 0.48%, 0.54% and 0.51% for the years ended August 31, 2009, 2008, 2007 and 2006, respectively.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.56% and 0.51%, respectively.

[6]

As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Western Asset Connecticut Money Market Class I shares will not exceed 0.55%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	In order to maintain a minimum yield of 0.01%, additional waivers were implemented.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report | 19

Notes to financial statements

1. Organization and significant accounting policies

Western Asset / CitiSM Connecticut Tax Free Reserves (formerly known as CitiSM Connecticut Tax Free Reserves) (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Money Market Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through October 26, 2009, the issuance date of the financial statements.

(a) Investment valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Fund has adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

20 | Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report

	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL

Short-term investments†	—	$234,184,665	—	$234,184,665

†	See Schedule of Investments for additional detailed categorizations.

(b) Fund concentration. Since the Fund invests primarily in obligations of issuers within Connecticut, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Connecticut.

(c) Credit and market risk. The Fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

(e) Distributions to shareholders. Distributions on the shares of the Fund are declared each business day, as of 12:00 noon Eastern Time, to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each share class. Fees relating to a specific class are charged directly to that share class.

(g) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized

Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report  | 21

Notes to financial statements continued

gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies, including Subchapter M, which will enable the Fund to pay exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE

First $1 billion	0.450%
Next $1 billion	0.425
Next $3 billion	0.400
Next $5 billion	0.375
Over $10 billion	0.350

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

22 | Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report

During the year ended August 31, 2009, the Fund had voluntary expense limitations in place of 0.65%, 0.65% and 0.55% for Class N, Western Asset Connecticut Money Market Class A and Western Asset Connecticut Money Market Class I shares, respectively.

The manager has voluntarily undertaken to limit fund expenses in order to maintain a minimum yield of 0.01%. Such expense limitations may fluctuate daily and are voluntary and temporary and may be terminated by the manager at any time without notice.

During the year ended August 31, 2009, the manager waived a portion of its fee in the amount of $170,141. In addition, during the year ended August 31, 2009, the Fund was reimbursed for litigation fees in the amount of $12,952 as described in Note 10.

The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosure about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended August 31, 2009, the Fund did not invest in Swaps, Options or Futures and does not have any intention to do so in the future.

4. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a distribution and service fee with respect to its Class N and Western Asset Connecticut Money Market Class A shares calculated at the annual rate of 0.25% and 0.10% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report  | 23

Notes to financial statements continued

For the year ended August 31, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES		TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES

Class N	$219,372	*	$3,629	$21,480
Western Asset Connecticut
Money Market Class A	185,088		20,669	20,063
Western Asset Connecticut
Money Market Class I	—		2,441	1,474

Total	$404,460		$26,739	$43,017

* LMIS waived a portion of its distribution fees on Class N shares amounting to $131,623.

For the year ended August 31, 2009, waivers and/or reimbursements by class were as follows:

WAIVERS/ REIMBURSEMENTS

Class N	$190,625
Western Asset Connecticut Money Market Class A	109,937
Western Asset Connecticut Money Market Class I	14,154

Total	$314,716

5. Distributions to shareholders by class

	YEAR ENDED AUGUST 31, 2009	YEAR ENDED AUGUST 31, 2008

Net Investment Income:
Class N	$555,664	$2,809,734
Western Asset Connecticut Money Market Class A	1,273,368	4,750,211
Western Asset Connecticut Money Market Class I	192,436	788,427

Total	$2,021,468	$8,348,372

Net Realized Gains:
Class N	—	$32,158
Western Asset Connecticut Money Market Class A	—	52,029
Western Asset Connecticut Money Market Class I	—	8,600

Total	—	$92,787

24 | Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report

6. Shares of beneficial interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest with par value $0.00001 per share.

Transactions in shares of each class were as follows:

	YEAR ENDED AUGUST 31, 2009	YEAR ENDED AUGUST 31, 2008

Class N
Shares sold	254,781,798	255,054,493
Shares issued on reinvestment	28,258	319,524
Shares repurchased	(306,251,318)	(259,891,001)

Net decrease	(51,441,262)	(4,516,984)

Western Asset Connecticut Money Market Class A
Shares sold	674,953,931	891,731,969
Shares issued on reinvestment	1,167,889	4,599,244
Shares repurchased	(803,405,610)	(858,502,742)

Net increase (decrease)	(127,283,790)	37,828,471

Western Asset Connecticut Money Market Class I
Shares sold	46,788,500	74,117,000
Shares repurchased	(70,347,500)	(61,798,500)

Net increase (decrease)	(23,559,000)	12,318,500

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and shares repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

7. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS N	WESTERN ASSET CONNECTICUT MONEY MARKET CLASS A	WESTERN ASSET CONNECTICUT MONEY MARKET CLASS I

Daily 9/30/2009	$0.000008	$0.000008	$0.000008

Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report  | 25

Notes to financial statements continued

The tax character of distributions paid during the fiscal years ended August 31, was as follows:

	2009	2008

Distributions Paid From:
Tax-exempt income	$2,021,468	$8,330,422
Ordinary income	—	106,777
Net long-term capital gains	—	3,960

Total taxable distributions	—	$110,737

Total distributions paid	$2,021,468	$8,441,159

As of August 31, 2009, there were no significant differences between the book and the tax components of net assets.

8. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

26 | Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions

Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report  | 27

Notes to financial statements continued

to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the

28 | Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report

Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset / CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent

Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report  | 29

Notes to financial statements continued

trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

11. Treasury guarantee

The Fund elected to participate in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). Under the Guarantee Program, the U.S. Treasury guaranteed the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations.

Only shareholders who held shares as of September 19, 2008 were eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee could not have exceeded the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increased after September 19, 2008, the amount of the increase would not have been covered by the guarantee.

The initial term of the Guarantee Program terminated on December 18, 2008, but was extended by the Treasury Department until April 30, 2009. The Treasury Department had further extended the Guarantee Program through September 18, 2009. The Fund elected to participate in these extensions.

In order to participate in the Guarantee Program during the initial term, the Fund paid a participation fee of 0.01% of the Fund’s net asset value as of September 19, 2008. The fee for participation in each extension was 0.015%. These fees were not covered by any expense cap currently in effect.

Subsequent to the end of the reporting period, the Guarantee Program expired as of the close of business on September 18, 2009.

30 | Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report

Report of independent registered public
accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Money Market Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset / CitiSM Connecticut Tax Free Reserves (formerly CitiSM Connecticut Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset / CitiSM Connecticut Tax Free Reserves as of August 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 26, 2009

Western Asset / CitiSM Connecticut Tax Free Reserves 2009 Annual Report  | 31

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Western Asset / CitiSM Connecticut Tax Free Reserves (the “Fund”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended,) of the fund (the “Independent Trustees”), and executive officers of the Fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-331-1792.

INDEPENDENT TRUSTEES
ELLIOTT J. BERV
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001)

A. BENTON COCANOUGHER
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years

Dean Emeritus and Professor, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)

Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

32 | Western Asset / CitiSM Connecticut Tax Free Reserves

JANE F. DASHER
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

MARK T. FINN
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years

Adjunct Professor, College of William & Mary (since 2002); Principal/Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)

Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

RAINER GREEVEN
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

Western Asset / CitiSM Connecticut Tax Free Reserves | 33

Additional information (unaudited) continued
Information about Trustees and Officers

STEPHEN R. GROSS
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years

Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)

Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)

RICHARD E. HANSON, JR.
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

DIANA R. HARRINGTON
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

34 | Western Asset / CitiSM Connecticut Tax Free Reserves

SUSAN M. HEILBRON
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

SUSAN B. KERLEY
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee

Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds); Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

Western Asset / CitiSM Connecticut Tax Free Reserves | 35

Additional information (unaudited) continued
Information about Trustees and Officers

ALAN G. MERTEN
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee

Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (from 2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

R. RICHARDSON PETTIT
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

36 | Western Asset / CitiSM Connecticut Tax Free Reserves

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason”); Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)

Number of portfolios in fund complex over- seen by Trustee	135
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”) (from 1999 to 2004)

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)

Western Asset / CitiSM Connecticut Tax Free Reserves | 37

Additional information (unaudited) continued
Information about Trustees and Officers

JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identify Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years

Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

38 | Western Asset / CitiSM Connecticut Tax Free Reserves

MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset / CitiSM Connecticut Tax Free Reserves | 39

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended August 31, 2009 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

40 | Western Asset / CitiSM Connecticut Tax Free Reserves

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Western Asset / CitiSM Connecticut Tax Free Reserves

Trustees

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
   Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Investment manager

 Legg Mason Partners Fund
Advisor, LLC

Subadviser

Western Asset Management
Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.
2 Heritage Drive
Quincy, Massachusetts 02171

Independent registered
public accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Western Asset / CitiSM Connecticut Tax Free Reserves

The Fund is a separate investment series of Legg Mason Partners Money Market Trust, a Maryland business trust.

WESTERN ASSET / CITISM CONNECTICUT TAX FREE RESERVES 55 Water Street New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-331-1792.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-331-1792, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset / CitiSM Connecticut Tax Free Reserves. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors © 2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

* Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC Member FINRA, SIPC FDXX010343 10/09 SR09-914

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2008 and August 31, 2009 (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the “Auditor”) for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $127,600 in 2008 and $137,800 in 2009.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 for the Legg Mason Partners Money Market Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Money Market Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $14,400 in 2008 and $15,600 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided y the Auditor, other than the services reported in paragraphs (a) through (c) of the Item 4 for the Legg Mason Partners Money Market Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Money Market Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implements policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Money Market Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Money Market Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Money Market Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Money Market Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Legg Mason Partners Money Market Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

	a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

	b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Money Market Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date: November 3, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date: November 3, 2009

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Legg Mason Partners Money Market Trust

Date: November 3, 2009